SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 2004

                                   ----------

                             STAR COMPUTING LIMITED
               (Exact name of registrant as specified in Charter)

             Nevada                         000-49692                          88-0504050
 (State or other jurisdiction of       (Commission File No.)      (IRS Employee Identification No.)
 incorporation or organization)

                         5 Hutton Centre Drive Suite 700
                               Santa Ana, CA 92707
                    (Address of Principal Executive Offices)

                                  714-708-4700
                            (Issuer Telephone number)

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Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 7 below.

Item 5.     Other Events And Required Fd Disclosure.

On March 1, 2004, Star Computing Limited (the "Registrant") issued a press release announcing a four-for-one forward stock split of its common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


Item 7.     Financial Statement and Exhibits.

 Exhibit
 Number     Description
 ------     -----------

  99.1 Press Release of Star Computing Limited dated March 1, 2004 announcing a four-for-one stock split of its common stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Star Computing, Limited

                                           By: /s/ Jess Rae Booth
                                               ------------------
                                                   Jess Rae Booth
                                                      President

Dated: March 1, 2004